                            SCHEDULE 14A (RULE 14A)

       INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                            1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:
  Preliminary Proxy Statement        CONFIDENTIAL, FOR USE OF THE COMMISSION
                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

    Definitive Additional Materials

  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               THE LIMITED, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[X]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
 22(a)(2) of Schedule 14A.

 $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
 6(i)(3).

 Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

  Fee paid previously with preliminary materials.

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                           [THE LIMITED, INC. LOGO]


                                                                 April 15, 1996

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Daylight Time, on May 20, 1996, at our offices located at Three Limited Parkway, Columbus, Ohio. Our Investor Relations telephone number is (614) 479-7070 should you require assistance in finding the location of the meeting. The formal Notice of Annual Meeting of Stockholders and Proxy Statement are attached. I hope that you will be able to attend and participate in the meeting, at which time I will have the opportunity to review the business and operations of The Limited.

  The matters to be acted upon by our stockholders are set forth in the Notice of Annual Meeting of Stockholders. It is important that your shares be represented and voted at the meeting. Accordingly, after reading the attached Proxy Statement, would you kindly sign, date and return the enclosed proxy card. Your vote is important regardless of the number of shares you own.

                                          Sincerely yours,

                                          /s/ Leslie H. Wexner

                                          Leslie H. Wexner Chairman of the
                                          Board

                           [THE LIMITED, INC. LOGO]
                                 ------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 20, 1996

                                                                 April 15, 1996

To the Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Limited, Inc., a Delaware corporation (the "Company"), will be held at our offices located at Three Limited Parkway, Columbus, Ohio on May 20, 1996, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

    1. To elect four directors to serve for terms of three years.

    2. To consider and vote upon a proposal to approve the 1996 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan.

    3. To consider and vote upon a proposal to approve The Limited, Inc. 1996 Stock Plan for Non-Associate Directors.

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record, as shown by the transfer books of the Company, at the close of business on April 4, 1996 are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/Leslie H. Wexner

                                          Leslie H. Wexner Chairman of the
                                          Board



 PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                           [THE LIMITED, INC. LOGO]

                     PROXY STATEMENT DATED APRIL 15, 1996

                  ANNUAL MEETING OF STOCKHOLDERS MAY 20, 1996

  The accompanying proxy is solicited by the Board of Directors of The Limited, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held May 20, 1996 (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted in accordance with the recommendation of the Company's Board of Directors with respect to each matter submitted to the Company's stockholders for approval. Abstentions will not be voted, but will be counted for determining the presence of a quorum. Broker non-votes will not be counted for any purpose. Any stockholder giving a proxy has the power to revoke it prior to its exercise by notice of revocation to the Company in writing, by voting in person at the Annual Meeting or by execution of a subsequent proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

  The shares entitled to vote at the meeting consist of shares of Common Stock of the Company ("Common Stock"), with each share entitling the holder of record to one vote. At the close of business on April 4, 1996, the record date for the Annual Meeting, there were outstanding 270,772,080 shares of Common Stock. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about April 15, 1996.

                             ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS.

  Four nominees for the Board of Directors of the Company will be elected at the Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring at the Annual Meeting of Stockholders in 1999 or until their successors are elected and qualified. In the event any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxies will be voted for the election of such person nominated by the Board of Directors in substitution. The Company has no reason to believe that any nominee of the Board of Directors will be unable to serve as a director if elected.

  Stockholders wishing to nominate directors for election may do so by delivering to the Secretary of the Company, no later than 14 days before the Annual Meeting, a notice setting forth (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (b) the principal occupation or employment of each such nominee and (c) the number of shares of stock of the Company beneficially owned by each such nominee. No person may be elected as a director unless he or she has been nominated by a stockholder in the manner just described or by the Board of Directors. The four nominees receiving the highest number of votes will be elected directors.

BUSINESS EXPERIENCE.
Nominees for Election at the 1996 Annual Meeting.

 LEONARD A. SCHLESINGER Dr. Schlesinger has been a member of the faculty of
                        Harvard Business School ("Harvard") since 1988 and
                        currently is the George F. Baker Jr. Professor of
                        Business Administration. He also served as the Senior
                        Associate Dean and Director of External Relations at
                        Harvard from July 1994 until October 1995. Dr.
                        Schlesinger currently is a director of Borders Group,
                        Inc. and The Second Cup, Ltd.
 DONALD B. SHACKELFORD  Mr. Shackelford has been Chairman of the Board and
                        Chief Executive Officer of State Savings Bank, a
                        banking business, for more than five years and has been
                        the Chief Executive Officer of State Savings Co. since
                        1995. Mr. Shackelford is also a director of Intimate
                        Brands, Inc., a subsidiary of the Company ("Intimate
                        Brands"), Progressive Corporation and Worthington
                        Foods, Inc.
 MARTIN TRUST           Mr. Trust has been President and Chief Executive
                        Officer of Mast Industries, Inc., a wholly-owned
                        subsidiary of the Company, for more than five years. He
                        is also a director of Staples, Inc.
 RAYMOND ZIMMERMAN      Mr. Zimmerman has been Chairman of the Board and Chief
                        Executive Officer of Service Merchandise Company, Inc.
                        ("Service"), a retail catalogue merchandising business,
                        for more than five years. He was also President of
                        Service from 1973 until November 1994.

Directors Whose Terms Continue until the 1997 Annual Meeting.

 E. GORDON GEE          Dr. Gee has been President of The Ohio State University
                        since September 1990. Dr. Gee is also a director of
                        Intimate Brands, ASARCO, Inc. and Banc One Corporation.
 CLAUDINE B. MALONE     Ms. Malone has been President and Chief Executive
                        Officer of Financial and Management Consulting, Inc.
                        since 1984. She is also Chairman of the Federal Reserve
                        Bank of Richmond and a director of Dell Computer
                        Corporation, Hannaford Brothers, Inc., Hasbro, Inc.,
                        Houghton Mifflin Co., Lafarge Corporation, Lowe's
                        Companies, Mallinckrodt Group, Inc., Science
                        Applications International Corporation and Union
                        Pacific Resources Corp.
 ALLAN R. TESSLER       Mr. Tessler has been Chairman of the Board and Chief
                        Executive Officer of International Financial Group,
                        Inc., a merchant banking concern, for more than five
                        years and Co-Chairman and Co-Chief Executive Officer of
                        Data Broadcasting Corporation ("Data Broadcasting"), a
                        data broadcasting network, since 1992. Mr. Tessler was
                        Chairman of the Board and Chief Executive Officer of
                        Ameriscribe Corporation, a provider of reprographic and
                        related facilities management services, from 1988
                        through 1993 and of counsel to the law firm of Shea &
                        Gould from 1988 through January 1993. Mr. Tessler is
                        also the Chairman of the Boards of Directors of Enhance
                        Financial Services Group, Inc., Great Dane Holdings
                        Inc. and Jackpot Enterprises, Inc. Mr. Tessler is also
                        a director of Allis-Chalmers Corporation.
 BELLA WEXNER           Mrs. Wexner has been Secretary of the Company for more
                        than five years.

Directors Whose Terms Continue until the 1998 Annual Meeting.

 LESLIE H. WEXNER   Mr. Wexner has been President and Chief Executive Officer
                    since he founded the Company in 1963 and Chairman of the
                    Board for more than five years. Mr. Wexner has also been
                    the Chairman of the Board and Chief Executive Officer of
                    Intimate Brands since 1995. Mr. Wexner is also a director
                    of Hollinger International and Hollinger International
                    Publishing, Inc.
 EUGENE M. FREEDMAN Mr. Freedman has been Senior Advisor to and a director of
                    Monitor Company, Inc., an international business strategy
                    and consulting firm, since January 1995. Until October 1994 and for more than five years prior thereto, Mr. Freedman
                    was a partner of Coopers & Lybrand, where he served as
                    Chairman and Chief Executive Officer of Coopers & Lybrand
                    LLP, U.S. ("C & L, U.S.") since October 1991 and as
                    Chairman of Coopers & Lybrand, International ("C & L,
                    Int.") since 1992. Prior to 1991, Mr. Freedman served as
                    Deputy Chairman--Professional Development and
                    International, Vice Chairman--Northeast Region and Member
                    of Executive Committee, C & L, U.S., and Member of
                    Executive Committee, C & L, Int. During the Company's 1995
                    fiscal year, C & L, U.S. served as the Company's
                    independent public accountants. The amount of compensation paid by the Company to C & L, U.S. for such services was
                    less than 1% of the Company's and C & L, U.S.'s
                    consolidated gross revenues for their 1995 fiscal years.
                    Mr. Freedman is also a director of Computervision
                    Corporation, GBFC, Inc. and Questor Partners Fund, L.P.
 KENNETH B. GILMAN  Mr. Gilman has been Vice Chairman and Chief Financial
                    Officer of the Company since June 1993. For more than five years prior thereto, Mr. Gilman was Executive Vice
                    President and Chief Financial Officer of the Company. Mr.
                    Gilman has also been the Vice Chairman of the Board of
                    Intimate Brands since 1995.
 DAVID T. KOLLAT    Mr. Kollat has been Chairman of 22 inc., a management
                    consulting firm, for more than five years. He is also a
                    director of Audio Environments, Inc., Cheryl & Co., Inc.,
                    Christy Partners, Consolidated Stores Corporation, Cooker
                    Restaurant Corporation, Pipeliner Systems, Inc., SBC
                    Advertising, Select Comfort, Inc. and Wolverine World Wide,
                    Inc.
 MICHAEL A. WEISS   Mr. Weiss has been Vice Chairman of the Company since June
                    1993. For more than five years prior thereto, Mr. Weiss was
                    President of the Company's Express division.

INFORMATION CONCERNING THE BOARD OF DIRECTORS.

  The Company's Board of Directors held eight meetings in fiscal year 1995. During fiscal year 1995, all of the directors attended 75% or more of the total number of meetings of the Board and of committees of the Board on which they served, except for Mrs. Wexner.

  The Audit Committee of the Board recommends the firm to be employed as the Company's independent public accountants and reviews the scope of the audit and audit fees. In addition, the Audit Committee consults with the independent auditors with regard to the plan of audit, the resulting audit report and the accompanying management letter, and confers with the independent auditors with regard to the adequacy of internal accounting controls, as appropriate, out of the presence of management. The members of the Audit committee are Ms. Malone (Chair) and Messrs. Shackelford, Tessler and Zimmerman. The Audit Committee held seven meetings in fiscal year 1995.

  The Compensation Committee of the Board is charged with reviewing executive compensation and administering the Company's stock option and performance incentive plans. Its members are Mr. Shackelford (Chair) and Dr. Gee. Members of the Compensation Committee held four meetings in fiscal year 1995 and took action in writing without a meeting on thirteen occasions.

  The Nominating Committee of the Board is responsible for nominating, on behalf of the Board, suitable persons for election as directors of the Company. Its members are Messrs. Tessler (Chair) and Wexner. Stockholders are permitted to nominate directly directors for election (see "ELECTION OF DIRECTORS--Nominees and Directors" above); therefore, no formal procedures exist for stockholders to make nominee recommendations to the Nominating Committee. The Nominating Committee held no meetings in fiscal year 1995.

  The Finance Committee of the Board is charged with periodically reviewing the financial position of the Company and the financial arrangements of the Company with banks and other financial institutions. The Finance Committee also makes recommendations on financial matters that it believes are necessary, advisable or appropriate. Its members are Ms. Malone and Messrs. Tessler (Chair), Freedman, Shackelford and Zimmerman. The Finance Committee held thirteen meetings in fiscal year 1995.

  The Executive Committee of the Board may exercise, to the fullest extent permitted by law, all of the powers and authority granted to the Board. The Executive Committee may also declare dividends, authorize the issuance of stock and authorize the seal of the Company to be affixed to papers that require it. Its members are Messrs. Wexner (Chair) and Shackelford. The Executive Committee took action in writing without a meeting on five occasions in fiscal year 1995.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT.

  Set forth below is certain information about the securities ownership of all directors of the Company, the executive officers of the Company named in the Summary Compensation Table below and all directors and executive officers of the Company as a group.

                                                                                                                        PERCENT OF
                                                                                                  NUMBER OF SHARES OF    INTIMATE
                                                               NUMBER OF SHARES OF               INTIMATE BRANDS, INC. BRANDS, INC.
                                       DIRECTOR                   COMMON STOCK                   CLASS A COMMON STOCK    CLASS A
NME, POSITION WITH THE COMPANY ORA   CONTINUOUSLY              BENEFICIALLY OWNED     PERCENT OF  BENEFICIALLY OWNED      COMMON
 PRINCIPAL OCCUPATION, AND AGE          SINCE     TERM EXPIRES       (a)(b)             CLASS           (a)(c)            STOCK
 ------------------------------      ------------ ------------ -------------------    ---------- --------------------- ------------
 Eugene M. Freedman...                   1995         1998             5,439               *                 0               *
  Senior Advisor to
  and Director of
  Monitor Company,
  Inc., 64
 E. Gordon Gee........                   1991         1997             1,000               *               566               *
  President of The
  Ohio State
  University, 52
 Kenneth B. Gilman....                   1990         1998           402,679(d)(f)(g)      *            11,077(e)            *
  Vice Chairman and
  Chief Financial
  Officer, 49
 Thomas G. Hopkins....                   1990         1996           140,767(d)            *                 0               *
  Retired Vice
  Chairman of the
  Board, 63
 David T. Kollat......                   1976         1998           200,000               *                 0               *
  Chairman of 22 inc.,
  57
 Claudine B. Malone...                   1982         1997             2,400               *               592               *
  President and Chief
  Executive
  Officer of Financial
  & Management
  Consulting, Inc., 59

                                                                                                    NUMBER OF SHARES OF
                                                               NUMBER OF SHARES OF                 INTIMATE BRANDS, INC.
                                       DIRECTOR                   COMMON STOCK                     CLASS A COMMON STOCK
NME, POSITION WITH THE COMPANY ORA   CONTINUOUSLY              BENEFICIALLY OWNED       PERCENT OF  BENEFICIALLY OWNED
 PRINCIPAL OCCUPATION, AND AGE          SINCE     TERM EXPIRES       (a)(b)               CLASS           (a)(c)
 ------------------------------      ------------ ------------ -------------------      ---------- ---------------------
 Leonard A.
 Schlesinger..........                     **           **                  0                 *                 0
  Professor of
  Business
  Administration,
  Harvard Business
  School, 43
 Donald B.
 Shackelford..........                   1975         1996             66,192(d)              *             3,507
  Chairman of the
  Board and Chief
  Executive Officer of
  State Savings Bank,
  63
 Allan R. Tessler.....                   1987         1997             20,202(d)              *                 0
  Chairman of the
  Board and Chief
  Executive Officer of
  International
  Financial
  Group, Inc., 59
 Martin Trust.........                   1978         1996          2,359,545(d)(f)(g)        *             8,823
  President and Chief
  Executive
  Officer of Mast
  Industries,
  Inc., 61
 Michael A. Weiss.....                   1993         1998            437,772(f)(g)           *             5,038
  Vice Chairman, 54
 Bella Wexner.........                   1963         1997         10,883,366(h)            4.0%                0
  Secretary, over 65
 Leslie H. Wexner.....                   1963         1998         68,201,164(f)(g)(i)     25.2%           59,278
  Chairman of the
  Board, Chief
  Executive Officer
  and
  President, 58
 Raymond Zimmerman....                   1984         1996              6,200(j)              *             1,482
  Chairman of the
  Board and Chief
  Executive Officer of
  Service Merchandise
  Company, Inc., 63
 Charles W. Hinson....                     **           **            546,246(f)(g)           *                 0
  President-Store
  Planning, 59
 All directors and
  executive
  officers as a group.                     **           **         83,882,409(f)(g)(k)     30.1%          113,203(e)
                                      PERCENT OF
                                       INTIMATE
                                     BRANDS, INC.
                                       CLASS A
NME, POSITION WITH THE COMPANY ORA      COMMON
 PRINCIPAL OCCUPATION, AND AGE          STOCK
 ----------------------------------- ------------
 Leonard A.
 Schlesinger..........                     *
  Professor of
  Business
  Administration,
  Harvard Business
  School, 43
 Donald B.
 Shackelford..........                     *
  Chairman of the
  Board and Chief
  Executive Officer of
  State Savings Bank,
  63
 Allan R. Tessler.....                     *
  Chairman of the
  Board and Chief
  Executive Officer of
  International
  Financial
  Group, Inc., 59
 Martin Trust.........                     *
  President and Chief
  Executive
  Officer of Mast
  Industries,
  Inc., 61
 Michael A. Weiss.....                     *
  Vice Chairman, 54
 Bella Wexner.........                     *
  Secretary, over 65
 Leslie H. Wexner.....                     *
  Chairman of the
  Board, Chief
  Executive Officer
  and
  President, 58
 Raymond Zimmerman....                     *
  Chairman of the
  Board and Chief
  Executive Officer of
  Service Merchandise
  Company, Inc., 63
 Charles W. Hinson....                     *
  President-Store
  Planning, 59
 All directors and
  executive
  officers as a group.                     *

- ----------
*  Less than 1%.

** Not applicable.

(a) Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised solely by the named person or shared with a spouse.

(b) Reflects ownership as of March 18, 1996, giving effect to sales of shares in the Company's issuer tender offer which expired on March 6, 1996.

(c) Reflects ownership as of February 23, 1996.

(d) Includes the following number of shares owned by family members, as to which beneficial ownership is disclaimed: Mr. Gilman, 784; Mr. Hopkins, 70,383; Mr. Shackelford, 18,100; Mr. Tessler, 202; and Mr. Trust, 210,215.

(e) Includes 1,000 shares owned by family members, as to which Mr. Gilman disclaims beneficial ownership.

(f) Includes the following number of shares held as of December 31, 1995 in an employee benefit plan, over which the participant has the power to dispose or withdraw shares: Mr. Gilman, 32,520; Mr. Trust, 27,592;

   Mr. Weiss, 50,825; Mr. Wexner, 511,897; Mr. Hinson, 224,801; and all directors and executive officers as a group, 931,535.

(g) Includes the following number of shares issuable within 60 days upon the exercise of outstanding stock options: Mr. Gilman, 237,500; Mr. Trust, 67,250; Mr. Weiss, 205,750; Mr. Wexner, 50,000; Mr. Hinson, 158,750; and
    all directors and executive officers as a group, 1,140,119.

(h) Includes 5,740,852 shares held by the Bella Wexner 1996 Charitable Remainder Unitrust, as to which Mrs. Wexner shares investment and voting power, and 4,525,736 shares as to which Mrs. Wexner has sole voting power, but shares investment power.

(i) Includes 2,000,000 shares held by Health and Science Interests, 350,000 shares held by Health and Science Interests II, 2,977,117 shares held by the Wexner Foundation and 18,750,000 shares held by The Wexner Children's Trust. Mr. Wexner disclaims beneficial ownership of the shares held by Health and Science Interests, Health and Science Interests II and the Wexner Foundation. Mr. Wexner shares investment and voting power with others with respect to shares held by the Wexner Foundation. The 18,750,000 shares held by The Wexner Children's Trust are held subject to the terms of the Contingent Stock Redemption Agreement described under "Certain Relationships and Related Transactions" below.

(j) Includes 1,200 shares which are Mr. Zimmerman's pro rata share of 3,600 shares owned by a corporation of which Mr. Zimmerman is president and a 33% shareholder.

(k) Includes 5,627,002 shares, as to which beneficial ownership is disclaimed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

  On January 26, 1996, the Company, Leslie H. Wexner, the Company's Chairman, Chief Executive Officer and President, and The Wexner Children's Trust (the "Trust") entered into a Contingent Stock Redemption Agreement (the "Agreement"). The following summary of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which was filed with the Securities and Exchange Commission (the "Commission") as an exhibit to the Company's Schedule 13E-4 filed in connection with the Company's issuer tender offer which expired on March 6, 1996, and is available for inspection at the Commission.

  A new, wholly-owned subsidiary (the "Subsidiary") of the Company has guaranteed the Company's obligations under the Agreement, has been capitalized by the Company with $351.6 million (representing the amount required to pay the Redemption Price in the event of an exercise in full of the Redemption Right (each, as defined below)) and will not engage in any actions or undertake any operations other than as contemplated by the Agreement. Pursuant to the terms of the Agreement, the Trust deposited 18,750,000 shares (the "Subject Shares") in a custody account established with Morgan Guaranty Trust Company of New York. For the purposes of the Agreement, a "Subject Share" will include, in the event of any spinoff or other distribution by the Company to its stockholders of any business controlled by the Company, in addition to a share of Common Stock of the Company, such security (or portion thereof) as the Trust may receive in the spinoff or other distribution in respect of each share of Common Stock.

  Pursuant to the terms of the Agreement, the Trust will have the opportunity (the "Redemption Right"), commencing on January 31, 1998 and for a period of three years thereafter (the "Exercise Period"), to require the Company to redeem the Subject Shares, from time to time, in whole or in part (subject to specified minimum amounts), at a price per share equal to $18.75, subject to certain adjustments (the "Redemption Price"). The Trust will have the right to transfer the Redemption Right, from time to time, in whole or in part, to (i) Mr. Wexner, (ii) any member of Mr. Wexner's immediate family, (iii) any corporation, partnership, trust or other entity, of which all of the owners or beneficiaries are Mr. Wexner or any member of Mr. Wexner's immediate family or any charitable trust, (iv) any estate or personal representative of Mr. Wexner or any member of Mr. Wexner's immediate family and (v) subject to certain conditions, third parties, in each case, provided that such transferee agrees to be bound by the terms of the Agreement. The Trust will have the right to pledge the Redemption Right to a financial institution reasonably satisfactory to the Company to secure the Trust's obligations in respect of borrowed money under any credit or similar agreement. The Trust will be permitted to withdraw Subject Shares from the custody account provided such withdrawn shares are replaced by an amount in cash equal to 120% of the market value of the withdrawn shares. The Trust will be permitted to sell all the withdrawn shares.

  The Company will have the opportunity (the "Company Redemption Right"), beginning on July 31, 2001 and for six months thereafter, to redeem the Subject Shares, from time to time, in whole or in part (subject to specified minimum amounts), at a price per share equal to $25.07, subject to certain adjustments (also referred to as the "Redemption Price"). The Company will have the right to transfer the Company Redemption Right, from time to time, in whole or in part, to any affiliate. The Company Redemption Right will be reduced on a share-for- share basis for any Subject Shares redeemed by the Company pursuant to the Redemption Right.

  Subject to the terms of the Agreement, certain adjustments will be made to the number of shares of Common Stock subject to the Redemption Right and the Company Redemption Right or to the Redemption Price, as the case may be, upon the following events: (i) the payment of a dividend in shares, or any subdivision, split or reclassification of shares of Common Stock; (ii) the issuance of shares of Common Stock (or rights, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock) to all holders of shares of Common Stock at a price less than its market price;
(iii) the repurchase of shares of Common Stock at a price in excess of its market price; or (iv) any change, reclassification, conversion or other similar transaction involving shares of Common Stock.

                            EXECUTIVE COMPENSATION

Summary Compensation Table.

  The following table provides information concerning compensation paid by the Company to each of the named executive officers of the Company for each of the Company's last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                              LONG-TERM
                                    ANNUAL COMPENSATION  COMPENSATION AWARDS
                                    ------------------- ---------------------
                                                                   SECURITIES
                                                        RESTRICTED UNDERLYING ALL OTHER
                                                           STOCK    OPTIONS    COMPEN-
                             FISCAL   SALARY   BONUS(1) AWARDS(2)   AWARDED   SATION(3)
NAME AND PRINCIPAL POSITION   YEAR     ($)       ($)       ($)        (#)        ($)
- ---------------------------  ------ ---------- -------- ---------- ---------- ---------
Leslie H. Wexner........      1995  $1,150,000 $768,315     --      100,000   $148,436
 Chairman of the Board,
Chief                         1994   1,150,000  832,370 $  556,562   50,000    149,066
 Executive Officer and
President                     1993   1,150,000  660,100  2,150,000     --      147,836
Kenneth B. Gilman.......      1995  $  941,935 $449,820     --       25,000   $190,772
 Vice Chairman and Chief
Financial                     1994     896,144  473,760 $  278,281   25,000    185,736
 Officer                      1993     796,154  390,320  1,075,000     --      157,926
Michael A. Weiss........      1995  $  941,935 $449,820     --       25,000   $190,772
 Vice Chairman                1994     896,144  473,760 $  278,281   25,000    185,736
                              1993     773,996  497,208  1,075,000     --      204,625
Martin Trust............      1995  $  741,650 $679,455 $  197,985   20,000   $154,278
 President and Chief
Executive Officer             1994     693,013  171,255     --       25,000    123,775
 of Mast Industries,
Inc.                          1993     614,875  310,310    430,000   33,000    151,543
Charles W. Hinson.......      1995  $  666,852 $189,188     --       10,000   $111,265
 President--Store
Planning                      1994     620,352  205,626 $   89,050   10,000    107,690
                              1993     561,538  165,025    322,500   15,000    102,073

- ----------

(1) Represents, for each fiscal year, the aggregate of the performance-based incentive compensation paid in that year for the spring and fall selling seasons ending in that fiscal year.

(2) Represents, for each executive officer, the restricted stock awards for the specified fiscal year under the Company's 1993 Stock Option and Performance Incentive Plan. Information set forth above is based on the closing price of the Common Stock on the date on which the awards were made: May 4, 1993 for 1993 awards; February 1, 1995 for 1994 awards; and February 1, 1996 for 1995 awards. As of February 2, 1996, the aggregate restricted stock holdings and the value of such holdings for each of the named executive officers were: Mr. Wexner, 132,500 shares, $2,219,375; Mr. Gilman, 66,250 shares, $1,109,688; Mr. Weiss, 66,250 shares, $1,109,688;
    Mr. Trust, 31,820 shares, $532,985; and Mr. Hinson, 20,200 shares, $338,350 (based on the $16.75 fair market value of a share of Common Stock on such date).

  The 1995 award to Mr. Trust vests as follows: 10% on February 1, 1996; an additional 20% on February 1, 1997; an additional 30% on February 1, 1998; and the remaining 40% on February 1, 1999, subject, in each case, to Mr. Trust's continued employment with the Company.

  The 1994 awards vest as follows: 10% on February 1, 1995; an additional 20% on February 1, 1996; an additional 30% on February 1, 1997; and the remaining 40% on February 1, 1998, subject, in each case, to the holder's continued employment with the Company.

  The 1993 awards granted to the named executive officers other than Mr. Wexner vest as follows: 10% on February 1, 1994; an additional 20% on February 1, 1995; an additional 30% on February 1, 1996; and the remaining 40% on February 1, 1997. The 1993 awards granted to Mr. Wexner vest as follows: 25% on the date on which the closing price per share of Common Stock reaches $30; an additional 25% on the date on which such price reaches $35; and the remaining 50% on the date on which such price reaches $40. Dividends will not be paid or accrue with respect to shares of restricted stock until such shares vest.

(3) Represents, for each executive officer, the amount of Company contributions allocated to his account under defined contribution plans during the calendar year in which the specified fiscal year commences, respectively.

Long-Term Incentive Plan Awards.

  No awards were granted in respect of the 1995 fiscal year to the named executive officers other than the restricted stock performance awards granted on February 1, 1996 to Mr. Trust as disclosed in the Summary Compensation Table.

Stock Options.

  The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1995 fiscal year.

                       OPTION GRANTS IN FISCAL YEAR 1995
                   INDIVIDUAL GRANTS(1)                   POTENTIAL REALIZABLE
                   --------------------                     VALUE AT ASSUMED
                         APPROXIMATE                      ANNUAL RATES OF STOCK
                         % OF TOTAL                      PRICE APPRECIATION FOR
                           OPTIONS                           OPTION TERM(2)
              SECURITIES GRANTED TO  EXERCISE            -----------------------
              UNDERLYING ASSOCIATES   PRICE
               OPTIONS    IN FISCAL    PER    EXPIRATION
     NAME      GRANTED      YEAR      SHARE      DATE            5%         10%
 ------------ ---------- ----------- -------- ---------- ----------- -----------
 Leslie H.
 Wexner......  100,000      4.69%     $17.50   3/01/05   $ 1,100,565 $ 2,789,049
 Kenneth B.
 Gilman......    5,714       .27%     $17.50   2/27/05   $    62,886 $   159,366
                19,286       .90%      17.50   3/01/05       212,255     537,896
 Michael A.
 Weiss.......    5,714       .27%     $17.50   2/27/05   $    62,886 $   159,366
                19,286       .90%      17.50   3/01/05       212,255     537,896
 Martin
 Trust.......    5,000       .23%     $17.50   2/27/05   $    55,028 $   139,452
                15,000       .70%      17.50   3/01/05       165,085     418,357
 Charles W.
 Hinson......    5,000       .23%     $17.50   2/27/05   $    55,028 $   139,452
                 5,000       .23%      17.50   3/01/05        55,028     139,452
- ----------

(1) All options were granted on February 28, 1995 to the executive officers pursuant to the Company's 1993 Stock Option and Performance Incentive Plan. All such options become exercisable in four equal annual portions commencing on the first anniversary of the grant date. Each executive officer other than Mr. Wexner received two grants of options during 1995. One grant represents options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the other represents non-qualified stock options. Mr. Wexner's grants are comprised solely of non-qualified stock options.

(2) The assumed rates of growth were selected by the Commission for illustrative purposes only and are not intended to predict or forecast future stock prices.

  The following table sets forth certain information regarding stock options exercised by the executive officers named in the Summary Compensation Table during the Company's 1995 fiscal year and the year-end values of unexercised options held by such executive officers.

  AGGREGATED OPTION EXERCISES IN 1995 FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                  OPTIONS AT FISCAL YEAR-   IN-THE-MONEY OPTIONS AT
                           SHARES                           END               FISCAL YEAR-END(2)
                          ACQUIRED      VALUE    ------------------------- -------------------------
          NAME           ON EXERCISE REALIZED(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
- ------------------------ ----------- ----------- ----------- ------------- ----------- -------------
Leslie H. Wexner........      --          --        12,500      137,500        --            --
Kenneth B. Gilman.......      --          --       200,000       68,750     $376,562         --
Michael A. Weiss........      --          --       168,250       68,750     $201,375         --
Martin Trust............      --          --        67,750       55,250     $146,250         --
Charles W. Hinson.......      --          --       142,500       32,500     $260,000         --

- ----------

(1) Calculated on the basis of the number of shares exercised, multiplied by the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of such option.

(2) Calculated on the basis of the number of shares subject to each such option, multiplied by the excess of the fair market value of a share of Common Stock at fiscal year-end ($16.75) over the exercise price of such option.

Compensation of Directors.

  Directors who are not associates of the Company receive an annual retainer of $20,000 per year (increased by $4,000 for each committee chair held), plus a fee of $3,500 for each Board meeting attended ($1,000 for a telephonic meeting) and, as committee members, receive $1,500 per committee meeting attended ($500 for a telephonic meeting). Each action in writing taken by the Board or any committee entitles each such director to be paid $500. Associates and officers who are directors receive no additional compensation for services rendered as directors. Directors who are not associates of the Company are also eligible to receive awards under the Company's 1993 Stock Option and Performance Incentive Plan. Stockholders are being asked to approve the 1996 Stock Plan for Non-Associate Directors pursuant to which each eligible director will receive (i) annual grants of options to purchase 1,000 shares of the Company's Common Stock at a price equal to the fair market value of such shares at the date of grant and (ii) 50% of the annual retainer in shares of the Company's Common Stock.

  During fiscal 1995, Allan R. Tessler, Chairman of the Finance Committee of the Board of Directors, served as the Board's principal negotiator of the Agreement among the Company, Mr. Wexner and The Wexner Children's Trust referred to in "ELECTION OF DIRECTORS--Certain Relationships and Related Transactions" above and will be compensated for such service. As of April 15, 1996, the amount of such compensation has not been determined and is being considered by the Compensation Committee of the Board. Once the Compensation Committee formulates its recommendation, such recommendation will be submitted to the Board's Audit Committee for approval.

  During fiscal 1995, Leonard A. Schlesinger, a nominee for director, provided consulting services to the Company. The fees for such services were approximately $186,000.

Securities Exchange Act Reports.

  The Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, are required to file reports of ownership and changes in ownership of the Company's equity securities with the Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

  Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 1995 its officers, directors and greater than ten-percent beneficial owners complied with such filing requirements, except that Messrs. Razek, Tessler and Weiss each inadvertently filed one report, relating to one transaction, and Mr. Hinson inadvertently filed two reports, relating to three transactions, after the due date therefor.

                     REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee (the "Committee") reviews and approves the Company's executive compensation philosophy and policies, as well as the application of such policies to the compensation of Mr. Wexner and other executive officers. The Company and the Committee have also retained independent compensation consultants to assist in developing, and periodically assessing the reasonableness of, the compensation program for executive officers.

COMPENSATION PHILOSOPHY.

  The Company works to apply a consistent philosophy to compensation for all leadership associates, including senior executives. This philosophy is anchored by the belief that the achievements of the Company result from the coordinated efforts of our entire team of associates.

  The primary goal of the compensation program is to align the total compensation package with executive performance that enhances long-term stockholder value. Such value is created not only by the sales and income growth of current businesses, but also by the successful creation and growth of new businesses.

Our philosophy is built on the following basic premises:

To Pay for Outstanding Performance.

  The Company believes in placing emphasis on paying for results. Individuals in leadership roles are compensated based upon a combination of corporate, division and individual performance factors. Corporate and division performance are evaluated primarily to the degree by which sales growth, gross margin and operating profit targets are met. Individual performance is evaluated based upon several factors, including attainment of specific merchandise and financial objectives, building and developing a strong leadership team, developing an operational infrastructure to support future store and business growth, and controlling expenses.

To Pay Competitively.

  The Company is committed to providing a pay program that helps attract and retain the best people for the business. To achieve this goal, the Company annually compares its pay practices with other leading retail and, where appropriate, non-retail companies, and sets its pay guidelines based on this review.

To Pay Equitably.

  As the Company continues to grow in sales and number of divisions, it strives to achieve a balance in the compensation paid across divisions, considering business size and performance as well as individual performance.

PRINCIPAL COMPENSATION ELEMENTS.

  The principal elements of executive compensation at the Company are base salary, short-term cash-based incentive compensation, and long-term equity-based incentive and retention programs. In determining guidelines for each of these pay elements, the Company participates in compensation surveys which include approximately 75 national and regional specialty and department store companies, chosen because of their general similarity to the Company in business and merchandise focus. The Company, along with its compensation consultants, then analyzes executive compensation levels and practices relative to the performance of these competitor companies, and from this information develops pay guidelines that generally target, and place the Company in, the 75th to

90th percentile of pay. The competitor group that is surveyed is subject to periodic review and is modified from time to time to reflect new businesses, mergers, acquisitions and changes in business focus. The competitor group contains approximately 50% of the companies in the S&P Retail Stores Composite Index represented in the Stockholder Return Graph below. The Company's policy is to attempt to design all incentive and long-term compensation programs such that they meet the requirements for deductibility under the Internal Revenue Code of 1986, as amended (the "Code").

Base Salary.

  The Committee annually reviews and approves the base salary of each executive officer and division president. In determining salary adjustments, the Committee considers the size and responsibility of the individual's position, the division's overall performance, the individual's overall performance, the individual's potential and the base salaries paid by competitors to employees in comparable positions. Individual performance is measured against the following factors: seasonal and annual business goals, long-term strategic goals, and the development of leadership talent. These factors are considered subjectively in the aggregate, and none of these factors is accorded a formula weight.

Annual Incentive Compensation.

  The Company has a long-standing cash incentive compensation program for specified key management positions that provides for incentive payments based on the extent to which each business within the Company meets its preestablished operating income plan for each six-month retail operating season (i.e., two times per year). Prior to the beginning of each season, operating income objectives are established for each business. These objectives are set expecting a stretch performance level, and are based on an analysis of historical performance and growth expectations for that business, financial results of other comparable businesses both inside and outside the Company, and progress toward achieving the long-range strategic plan for that business. The objectives and results are based entirely on financial measures, and discretion is not used to modify award results.

  Target cash incentive compensation opportunities have been established for eligible executives ranging from 10% to 120% of base salary. Executives earn their target cash incentive compensation if their businesses achieve the established operating income objectives. The target cash incentive compensation percentage for each executive is determined based on the level and functional responsibility of the position, size of the business for which the executive is responsible, and competitive practices, in that order of priority. For executive officers named in the Summary Compensation Table above, cash incentive compensation targets range from 50% to 120% of base salary. The amount of incentive compensation paid to executives can range from zero to double their incentive targets, based upon the extent to which operating income objectives are achieved. The minimum level at which an executive will earn any incentive payment, and the level at which an executive will earn an incentive payment of double the target, are established by the Committee prior to the commencement of each bonus period, and actual payouts are based on a straight-line interpolation based on these maximum and minimum levels and the target operating income objectives.

  The seasonal operating income objective for executive officers eligible at the corporate level is a mathematical aggregation of the retail divisional operating income objectives. Accordingly, the actual payout for executive officers is based on the aggregate seasonal operating income results of the individual divisions. The actual incentive payments earned by corporate officers other than Mr. Trust for 1995 were below targeted levels, reflecting 1995 performance compared to goals as described more fully below.

Long-Term Incentive Programs.

  Continuing with a program that commenced in 1993, the Committee awarded equity-based, long-term compensation in 1995 under two programs: its traditional stock option program and the restricted stock program under which shares of restricted stock are granted at levels based on annual operating performance. Both programs were implemented pursuant to the Company's 1993 Stock Option and Performance Incentive Plan. The Committee believes that by utilizing these programs, it is better able to target desired performance factors, to focus executives on the long-term growth of the Company and to reward executives with compensation that is commensurate with the entrepreneurial performance expected from the Company's key executives. Also, the Committee determined that the use of restricted stock awards --
 pursuant to which vesting is subject to continued employment -- would assist the Company in retaining talented executives.

  The Committee considers aggregate long-term compensation potential under these programs in establishing award levels. The award level for each participant in the long-term programs is based on guidelines which include size of the division for which the executive has responsibility, the individual's responsibility level within the division, competitive practice, and the market price of the Company's Common Stock. In determining the size of awards for an executive officer, the Committee began with these guidelines and then made adjustments based on an evaluation of the individual's performance and potential in the business. The amount of stock held by an executive was generally not a factor in determining individual grants. There was a continued emphasis in 1995 on equity-based awards, reflecting the Committee's continuing desire to increase the performance-based, and therefore variable, portion of each executive's total compensation package, while continuing to target overall compensation levels at the 75th to 90th percentile relative to surveys of competitors.

  Stock Options. In 1995, stock options were awarded to executives in the amounts set forth in the Option Grants in Fiscal Year 1995 Table above. The option program for executives utilizes vesting periods to encourage key executives to continue in the employ of the Company; vesting restrictions typically lapse ratably over four years. The exercise price for each option is equal to the fair market value of the Company's Common Stock on the date on which the option is granted.

  Restricted Stock. The Committee commenced a program in 1994 under which executive officers, including the named executive officers, are eligible to receive a number of shares of restricted stock based on the achievement of established seasonal/annual operating income objectives. The shares received vest according to the following schedule, subject to each executive's continued employment with the Company: 10% on the date on which the shares are awarded following completion of the performance period; an additional 20% on the first anniversary of such date; an additional 30% on the second anniversary of such date; and the remaining 40% on the third anniversary of such date. Executives can earn from zero to double their targeted number of shares of restricted stock, based upon the extent to which operating income objectives are achieved. The operating income objectives under this program are different from those established under the annual cash incentive compensation plan -- while the objectives under the cash plan are tied to what the Committee believes the business can reasonably achieve, the objectives under this program are based on what the Committee believes is possible only through outstanding effort.

  The objectives for executive officers eligible at the corporate level is generally an aggregation of the division objectives. Because 1995 performance was well below expectations, no performance-related restricted stock was earned by the named executive officers, other than by Mr. Trust in respect of the performance of Mast Industries, Inc.

CEO COMPENSATION.

  Mr. Wexner has been Chief Executive Officer and President since founding the Company in 1963. The Company conducts the same type of competitive review and analysis to determine base salary and incentive compensation guidelines for Mr. Wexner's position as it does for the other executive positions.

  In 1995, as in prior years, in establishing Mr. Wexner's compensation package the Committee considered competitive practices, the extent to which the Company achieved operating income and sales growth objectives and the continued development of leadership talent within the business. These factors are considered subjectively in the aggregate and none of these factors is accorded specific weight.

  In particular, consistent with the last three years, the Committee determined to increase the performance-based portion of Mr. Wexner's total compensation package. Accordingly, Mr. Wexner's base salary was maintained at the 1992 level, while his cash incentive compensation target was raised from 110% to 120% of base salary. In addition, Mr. Wexner was granted options covering 100,000 shares of the Company's Common Stock. In establishing these elements of compensation, the Committee favorably viewed the increased emphasis on senior leadership development and the focus of leadership on the seasonal objectives of the business, along with the long-term strategic direction of the business.

  With regard to incentive pay, the Company posted record net sales of $7.881 billion, an 8% increase over fiscal 1994; however, net income (excluding gain on sale of subsidiary stock) of $312 million was below the targeted performance objectives established by the Committee. As a result, annual cash incentive payments were below targeted levels and no corporate performance-based restricted stock awards were earned for 1995.

                                          Compensation Committee

                                          Donald S. Shackelford, Chair
                                          E. Gordon Gee

                            STOCKHOLDER RETURN GRAPH

  The following graph shows the changes, over the past five-year period, in the value of $100 invested in Common Stock of the Company, the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's Retail Stores Composite Index. The plotted points represent the closing price on the last day of the fiscal year indicated.




                         [GRAPH APPEARS HERE]

                COMPARISON OF FIVE YEAR CUMULATIVE RETURN
  AMONG THE LIMITED, INC., S&P 500 INDEX AND S&P RETAIL STORES COMPOSITE INDEX

                        The Limited      S&P 500         S&P Retail Stores
Measurement period      ___________     _________       __________________
(Fiscal year Covered)      Inc.           Index               Index
- ---------------------   -----------     ---------       ------------------


FYE 01/91               $ 100           $ 100                   $ 100
FYE 01/92               $ 140           $ 123                   $ 140
FYE 01/93               $ 126           $ 136                   $ 167
FYE 01/94               $  83           $ 153                   $ 161
FYE 01/95               $  80           $ 154                   $ 149
FYE 01/96               $  81           $ 213                   $ 161

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

  The following table sets forth the names of all persons who, on March 18, 1996, were known by the Company to be the beneficial owners (as defined in the rules of the Commission) of more than 5% of the shares of Common Stock of the
Company:

                                                              AMOUNT
NAME AND ADDRESS                                           BENEFICIALLY PERCENT
OF BENEFICIAL OWNER                                           OWNED     OF CLASS
- -------------------                                        ------------ --------
Leslie H. Wexner..........................................  68,201,164    25.2%
   Three Limited Parkway
   P.O. Box 16000
   Columbus, Ohio 43216
The FMR Group(1)..........................................  24,749,722     9.1%
   c/o Michele L. Ferrie
   82 Devonshire Street
   Boston, Massachusetts 02109-3614

- --------

(1) FMR Corp, Edward C. Johnson 3d, Abigail P. Johnson and certain subsidiaries of FMR Corp. may be deemed to be members of a "group" as such term is defined in the rules promulgated by the Securities and Exchange Commission. The FMR Group is the beneficial holder of the Company's Common Stock as a result of the investment-related activities of certain subsidiaries of FMR Corp. Members of the Edward C. Johnson 3d family and trusts for their benefit are the predominant owners of Class B shares of common stock of FMR Corp. representing approximately 49% of its voting power. Mr. Johnson 3d, the chairman of FMR Corp., owns 12% of the aggregate outstanding voting stock of FMR Corp. and Ms. Johnson, a director of FMR Corp., owns 24.5% of the aggregate outstanding voting stock of FMR Corp.

 PROPOSAL TO APPROVE ADOPTION OF THE 1996 RESTATEMENT OF THE 1993 STOCK OPTION
                        AND PERFORMANCE INCENTIVE PLAN

  In 1993, the Company's Board of Directors adopted, and the Company's stockholders approved, The Limited, Inc. 1993 Stock Option and Performance Incentive Plan (the "Prior Plan"). At such time, no additional shares of Common Stock, beyond those previously authorized, were reserved for issuance under the Prior Plan. Subject to stockholder approval, the Company's Board of Directors has adopted The Limited, Inc. 1993 Stock Option and Performance Incentive Plan (1996 Restatement) (the "Stock Plan"), an amendment and restatement of the Prior Plan, to provide for the issuance of up to 10,000,000 additional shares of Common Stock of the Company. Other than providing for the issuance of additional shares of Common Stock, the only changes from the Prior Plan are to (i) provide for stock option grants and performance-based awards of restricted shares intended to comply with Section 162(m) of the Code and
(ii) provide that the Stock Plan will expire 10 years after the date it is approved by the Company's stockholders. The following summary of the material terms of the Stock Plan, a copy of which is attached hereto as Exhibit A, does not purport to be complete and is qualified in its entirety by the terms of the Stock Plan.

Purpose of Plan.

  The purpose of the Stock Plan is to attract and retain the best available executive and key management associates for the Company and its subsidiaries and to encourage the highest level of performance by such associates, thereby enhancing the value of the Company for the benefit of its stockholders. The Stock Plan is also intended to motivate executive and key management associates to contribute to the Company's future growth and profitability and to reward their performance in a manner that provides them with a means to increase their holdings of the Common Stock of the Company and aligns their interests with the interests of the stockholders of the Company.

Administration of the Stock Plan.

  The Stock Plan will be administered by a committee of two or more members of the Company's Board of Directors (the "Plan Committee"). The Plan Committee will be composed of directors who qualify as "disinterested directors" within the meaning of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and as "outside directors" within the meaning of Section 162(m) of the Code. The Plan Committee has the power in its discretion to grant awards under the Stock Plan, to determine the terms thereof, to interpret the provisions of the Stock Plan and to take action as it deems necessary or advisable for the administration of the Stock Plan.

Number of Authorized Shares.

  The Stock Plan provides for awards with respect to a maximum of 17,298,255 shares of Common Stock to associates of the Company and its subsidiaries. Corresponding Tax Offset Payments (as hereinafter defined) also may be awarded at the discretion of the Plan Committee. The number and class of shares available under the Stock Plan and/or subject to outstanding awards may be adjusted by the Plan Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. Shares of Common Stock attributable to: (i) unexercised Options (as hereinafter defined) which expire or are terminated, surrendered or canceled (other than in connection with the exercise of stock appreciation rights ("SARs"); (ii) shares of Common Stock of the Company subject to certain restrictions ("Restricted Shares") which are forfeited to the Company; (iii) units representing shares of Common Stock ("Performance Shares") and units which do not represent shares of Common Stock but which may be paid in Common Stock ("Performance Units") which are not earned and paid; and (iv) awards settled in cash in lieu of shares of Common Stock, may be available for subsequent award under the Stock Plan at the Plan Committee's discretion to the extent permissible under Rule 16b-3 of the Exchange Act.

Eligibility and Participation.

  Eligibility to participate in the Stock Plan is limited to the named executive officers and full-time executive and key management associates of the Company and its subsidiaries who are selected by the Plan Committee. Currently, approximately 8,000 associates of the Company and its subsidiaries are within the classes eligible to participate in the Stock Plan. The Company anticipates that approximately 10% of those eligible will participate in the Stock Plan. Participation in the Stock Plan is at the discretion of the Plan Committee and shall be based upon the associate's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Plan Committee deems relevant. No associate may be granted in any calendar year awards covering more than 400,000 shares of Common Stock.

Type of Awards Under the Stock Plan.

  The Stock Plan provides that the Plan Committee may grant awards to eligible associates in any of the following forms, subject to such terms, conditions and provisions as the Plan Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"); (ii) nonstatutory stock options ("NSOs"); (iii) SARs; (iv) Restricted Shares; (v) Performance Shares;
(vi) Performance Units; (vii) shares of unrestricted Common Stock ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments").

Grant of Options and SARs.

  The Plan Committee may award ISOs and/or NSOs (collectively, "Options") to eligible associates. SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs"). Tandem SARs may be awarded by the Plan Committee either at the time the related Option is granted or thereafter at any time prior to the exercise, termination or expiration of the related Option.

Exercise Price.

  The exercise price with respect to an Option is determined by the Plan Committee at the time of grant. The exercise price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Plan Committee will specify the base price of the shares of Common Stock to be issued for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR. Neither the exercise price per share of Common Stock nor the base price of Nontandem SARs will be less than 100% of the fair market value per share of the Common Stock underlying the award on the date of grant. Information as to awards granted under the Stock Plan to named executives, officers and other participants is set forth in the table below.

Vesting.

  The Plan Committee may determine at the time of grant and any time thereafter the terms under which Options and SARs shall vest and become exercisable.

Special Limitations on ISOs.

  No ISO may be granted to an associate who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a "10% Shareholder"), unless the exercise price per share of Common Stock for the shares subject to such ISO is at least 110% of the fair market value per share of Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares of Common Stock subject to ISOs which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the ISOs' grant. ISOs may not be granted more than ten years after the date of adoption of the Stock Plan by the Company's Board of Directors.

Exercise of Options and SARs.

  An Option may be exercised by written notice to the Plan Committee stating the number of shares of Common Stock with respect to which the Option is being exercised, and tendering payment therefor. The Plan Committee may, at its discretion, accept shares of Common Stock as payment (valued at their fair market value on the date of exercise).

  Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Plan Committee (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem SARs, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be canceled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Plan Committee.

Surrender or Exchange of SARs.

  Upon the surrender of a Tandem SAR and cancellation of the related unexercised Option, the associate will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Common Stock as of the date the Tandem SAR is exercised over (ii) the exercise price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Upon surrender of a Nontandem SAR, the associate will be entitled to receive shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one share of Common Stock as of the date on which the Nontandem SAR is exercised over (ii) the base price of the shares covered by the Nontandem SAR multiplied by (B) the number of shares of Common Stock covered by the Nontandem SAR, or the portion thereof being exercised. The Plan Committee, in its discretion, may cause all or any portion of the Company's obligation to an associate in respect of the exercise of an SAR to be satisfied in cash in lieu of Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

Nontransferability of Options and SARs.

  Options and SARs are not transferable except by will or applicable laws of descent and distribution.

Expiration of Options.

  Options will expire at such time as the Plan Committee determines; provided, however, that an NSO may not be exercised more than ten years and one day from the date of grant and an ISO may not be exercised more than ten years from the date of grant, unless held by a 10% Shareholder, in which case such ISO may not be exercised more than five years from the date of grant.

Termination of Options and SARs.

  Options and SARs may be exercised within three months after the termination of an associate's employment (other than by death or total disability), to the extent then exercisable, but in no case later than the term specified in the grant. Upon the death or total disability of an associate while employed by the Company or its subsidiaries (or upon the death of an associate within three months after termination of employment), Options and SARs, to the extent then exercisable, shall remain exercisable for (i) one year following such associate's death or (ii) during the first nine months that the associate receives benefits under the Company's Long-Term Disability Plan.

Restricted Shares.

  Restricted Shares granted to associates under the Stock Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Plan Committee. The Plan Committee may also impose additional restrictions on the associate's right to dispose of or to encumber Restricted Shares, which may include satisfaction of performance objectives. Performance objectives under the Stock Plan will be determined by the Plan Committee and will be based on operating income and/or gross margin objectives for each relevant division. These objectives will be based on an analysis of historical performance and growth expectations for the division, financial results of other comparable businesses both inside and outside the Company, and progress towards achieving the long-range strategic plan for that division. These objectives and determination of results are based entirely on financial measures, and discretion may not be used to modify award results.

  Holders of Restricted Shares may not exercise the rights of a shareholder, such as the right to vote the shares or receive dividends and other distributions prior to the vesting of the shares.

  Upon termination of the associate's employment with the Company, Restricted Shares granted to such associate shall be forfeited; provided, however, that in the event of such associate's death or total disability, the Plan Committee shall have the discretion to determine otherwise.

Performance Shares and Performance Units.

  The Plan Committee may award to associates Performance Shares, each equivalent to one share of Common Stock, and Performance Units which will have a specified value or formula-based value at the end of a performance period. Performance Shares and Performance Units so awarded will be credited to an account established and maintained for the associate. The Plan Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

  Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. The Plan Committee may, at its discretion, permit vesting in the event performance objectives are partially met, or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment of vested Performance Shares and Performance Units may be made in cash, Common Stock or any combination thereof, as determined by the Plan Committee.

  No voting or dividend rights attach to the Performance Shares; however, the Plan Committee may credit an associate's Performance Share account with additional Performance Shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.

Unrestricted Shares.

  Unrestricted Shares may also be granted at the discretion of the Plan Committee. Except as required by applicable law, no payment will be required for Unrestricted Shares.

Tax Withholding and Tax Offset Payments.

  The Plan Committee may require payment, or withhold payments made by the Stock Plan, in order to satisfy applicable withholding tax requirements. The Plan Committee may make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in the Stock Plan. The amount of the Tax Offset Payments shall be determined by multiplying a percentage (established by the Plan Committee) by all or a portion of the taxable income recognized by an associate upon: (i) the exercise of an NSO or an SAR; (ii) the disposition of shares received upon exercise of an ISO; (iii) the lapse of restrictions on Restricted Shares; (iv) the award of Unrestricted Shares; or (v) payments for Performance Shares or Performance Units.

Term of Stock Plan.

  Unless earlier terminated by the Company's Board of Directors, the Stock Plan will terminate on May 19, 2006.

Amendment and Termination.

  The Company's Board of Directors may suspend, amend, modify or terminate the Stock Plan; provided, however, that the Company's stockholders shall be required to approve any amendment that would: (i) materially increase the aggregate number of shares issuable under the Stock Plan; (ii) materially increase the benefits accruing to associates under the Stock Plan; or (iii) materially modify the requirements for eligibility to participate in the Stock Plan.

  Awards granted prior to a termination of the Stock Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Stock Plan shall adversely affect the rights of an associate in awards previously granted without such associate's consent.

  Set forth below is a summary of the awards that were made in respect of fiscal 1995 pursuant to the Prior Plan.

1996 RESTATEMENT OF THE 1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN TABLE

NAME AND POSITION                                  DOLLAR VALUE NUMBER OF UNITS
- -----------------                                  ------------ ---------------
Leslie H. Wexner, Chairman of the Board, Chief
Executive Officer and President...................      --          100,000(1)
Kenneth B. Gilman, Vice Chairman and Chief
Financial Officer.................................      --           25,000(1)
Michael A. Weiss, Vice Chairman...................                   25,000(1)
Martin Trust, President and Chief Executive
Officer of Mast Industries, Inc...................      --           20,000(1)
                                                                     11,820(2)
Charles W. Hinson, President--Store Planning......      --           10,000(1)
All Executive Officers as a Group.................      --          283,000(1)
                                                                     11,820(2)
All Current Directors Who are Not Executive
Officers as a Group...............................                      N/A
All Associates Other than Executive Officers as a
Group.............................................      --           70,541(1)

- ----------
(1) Consists of options granted to purchase shares of the Company's Common Stock. As of March 18, 1996, the fair market value of a share of the Company's Common Stock was $20.13.

(2) Consists of restricted shares of the Company's Common Stock which will vest under the schedule described in footnote 2 to the Summary Compensation Table, in each case subject to the holder's continued employment with the Company.

FEDERAL INCOME TAX CONSEQUENCES.

Stock Options.

  There will be no federal income tax consequences to the associate or the Company upon the grant of either an ISO or an NSO under the Stock Plan. Upon exercise of an NSO, an associate generally will recognize ordinary income in an amount equal to (i) the fair market value, on the date of exercise, of the acquired shares of Common Stock; less (ii) the exercise price of the NSO. Subject to Section 162(m) of the Code and the associate including such compensation in income or the Company satisfying applicable reporting requirements, the Company will be entitled to a tax deduction in the same amount.

  Upon the exercise of an ISO, an associate recognizes no immediate taxable income. Income recognition is deferred until the associate sells the shares of Common Stock. If the ISO is exercised no later than three months after the termination of the associate's employment, and the associate does not dispose of the shares acquired pursuant to the exercise of the ISO within two years from the date the ISO was granted and within one year after the exercise of the ISO, the gain on the sale will be treated as long-term capital gain. Certain of these holding periods and employment requirements are liberalized in the event of an associate's death or disability while employed by the Company. The Company is not entitled to any tax deduction with respect to the grant or exercise of ISOs, except that if the Common Stock is not held for the full term of the holding period outlined above, the gain on the sale of such Common Stock, being the lesser of: (i) the fair market value of the Class A Common Stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the exercise price, will be taxed to the associate as ordinary income and, subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction in the same amount. The excess of the fair market value of the Common Stock acquired upon exercise of an ISO over the exercise price therefor constitutes a tax preference item for purposes of computing the "alternative minimum tax" under the Code.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

Stock Appreciation Rights.

  There will be no federal income tax consequences to either the associate or the Company upon the grant of an SAR. However, the associate generally will recognize ordinary income upon the exercise of an SAR in an amount equal to the aggregate amount of cash and the fair market value of the shares of Common Stock received upon exercise. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

Restricted Shares.

  There will be no federal income tax consequences to either the associate or the Company upon the grant of Restricted Shares until expiration of the restricted period and the satisfaction of any other conditions applicable to the Restricted Shares. At that time, the associate generally will recognize taxable income equal to the then fair market value for the Class A Common Stock and, subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a corresponding deduction. However, the associate may elect, within thirty days after the date of the grant, to recognize ordinary income as of the date of grant and the Company will be entitled to a corresponding deduction at that time.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

Performance Shares and Units.

  There will be no federal income tax consequences to the associate or the Company upon the grant of Performance Shares or Performance Units. Associates generally will recognize taxable income at the time when payment for the Performance Shares or Performance Units is received in an amount equal to the aggregate amount of cash and the fair market value of shares of Common Stock acquired. Subject to Section 162(m) of the Code, and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

Unrestricted Shares.

  Associates generally will recognize taxable income at the time Unrestricted Shares are received. Subject to Section 162(m) of the Code and the associate including such compensation in income and the Company satisfying applicable reporting requirements, the Company will be entitled to a deduction equal to the amount includable in the associate's income.

  Special rules, summarized below, may apply to associates who are subject to
Section 16 of the Exchange Act.

Section 16 of the Exchange Act.

  Associates who are subject to Section 16 of the Exchange Act and receive shares of Common Stock under the Stock Plan will not recognize ordinary income at that time unless (i) an election is made by such associate under Section 83(b) of the Code or (ii) the sale of such shares by such associate at a profit is no longer subject to Section 16(b) of the Exchange Act (generally
(1) in the case of options, six months following the date of grant of the option to which the shares relate and (2) otherwise, six months after the receipt of shares). Such associate will instead recognize ordinary income equal to the fair market value of such shares received (less the price paid for the shares, if any) on the first day that such a sale is no longer subject to Section 16(b) of the Exchange Act and, subject to Section 162(m) of the Code, the Company or an affiliate generally will be entitled to a deduction of an equal amount for federal income tax purposes at that time provided that applicable tax withholding requirements are satisfied. An associate subject to
Section 16 of the Exchange Act may elect under Section 83(b) of the Code, within 30 days of the transfer of such shares, to recognize income at the time of transfer equal to the difference between the price paid for such shares, if any, and the fair market value of such shares. Such amount will be taxed as ordinary income to the associate and, subject to Section 162(m) of the Code and satisfaction of applicable withholding requirements, generally will be allowed as a deduction for federal income tax purposes to the Company.

REQUIRED VOTE.

  Approval of the Stock Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote.

  The Board of Directors recommends a vote FOR approval of the Stock Plan.

     PROPOSAL TO APPROVE ADOPTION OF THE 1996 STOCK PLAN FOR NON-ASSOCIATE
                                   DIRECTORS

  The Company's Board of Directors has adopted, subject to the approval of the Company's shareholders, The Limited, Inc. 1996 Non-Associate Director Stock Plan (the "Director Stock Plan"). The following summary of the material terms of the Director Stock Plan, a copy of which is attached hereto as Exhibit B, does not purport to be complete and is qualified in its entirety by the terms of the Director Stock Plan.

Purpose of Plan.

  The purpose of the Director Stock Plan is to promote the interests of the Company and its shareholders by increasing the proprietary interest of non-associate directors in the growth and performance of the Company.

Eligibility.

  Directors of the Company who are not associates of the Company or its affiliates ("Eligible Directors") are eligible to participate in the Director Stock Plan.

Types of Awards Under the Director Stock Plan.

  Pursuant to the Director Stock Plan, on the day the Company's stockholders approve the Director Stock Plan and on the first business day of each fiscal year of the Company commencing thereafter, each Eligible Director will be granted an option to purchase 1,000 shares of Common Stock as of the date of such approval or the first business day of such fiscal year, as the case may be, at a per share exercise price equal to the fair market value of a share of Common Stock on such date. Each option will: (i) vest in annual 25% increments commencing on the first anniversary of the grant date; and (ii) expire on the earlier of the tenth anniversary of the date of grant and one year from the date on which an optionee ceases to be an Eligible Director. The exercise price per share of Common Stock shall be 100% of the fair market value per share on the date the option is granted. The exercise price of options must be paid in cash.

  In addition, the Director Stock Plan provides that each Eligible Director will receive 50% of such Eligible Director's annual retainer in unrestricted shares of Common Stock.

Number of Authorized Shares.

  The maximum number of shares of Common Stock in respect of which options may be granted and shares awarded in lieu of 50% of the annual retainer under the Director Stock Plan is 100,000. Shares of Common Stock subject to options that are forfeited, terminated or canceled will again be available for awards. The shares of Common Stock to be delivered under the Director Stock Plan will be made available from the authorized but unissued shares of Common Stock or from treasury shares. The number and class of shares available under the Director Plan and/or subject to outstanding options may be adjusted by the Board of Directors to prevent dilution or enlargement or rights in the event of various changes in the capitalization of the Company.

Administration of the Director Stock Plan.

  The Director Stock Plan will be administered by the Board of Directors. Subject to the provisions of the Director Stock Plan, the Board shall be authorized to interpret the Director Stock Plan, to establish, amend, and rescind any rules and regulations relating to it and to make all other determinations necessary or advisable for its administration; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options, the number of shares of Common Stock subject to any such options, the purchase price thereunder or the timing or term of grants of options. The determinations of the Board in the administration of the Director Stock Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Director Stock Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Director Stock Plan and any rules and regulations relating to it shall be determined in accordance with the laws of the State of Delaware.

Transferability.

  The options granted under the Director Stock Plan may not be assigned or transferred, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

  Shares issued under the Director Stock Plan in respect of 50% of the annual retainer may be assigned or transferred.

Term of Plan.

  No option may be granted under the Director Stock Plan after the tenth annual meeting of the Company's shareholders following its approval by the Company's stockholders.

Amendments.

  The Director Stock Plan may be amended by the Company's Board of Directors, as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Company's Board of Directors may not, except in certain limited circumstances, without the authorization and approval of stockholders: (i) increase the number of shares of Common Stock which may be purchased pursuant to options, either individually or in the aggregate; (ii) change the requirement that option grants be priced at fair market value; (iii) modify in any respect the class of individuals who constitute Eligible Directors; or (iv) materially increase benefits thereunder. The provisions governing eligibility, the grant, terms and conditions of the options and the award of shares of Common Stock in respect of the annual retainer and, for purposes of the Director Stock Plan, the amount of the annual retainer, may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under either such statute.

Awards under the Plan.

  The following table sets forth estimated amounts to be paid to the Non-Associate Director group under the Director Stock Plan in fiscal 1996.

             1996 NON-ASSOCIATE DIRECTOR STOCK PLAN BENEFITS TABLE

                                                           DOLLAR      NUMBER
NAME AND POSITION                                         VALUE ($)   OF UNITS
- ------------------                                        ---------   --------
Non-Associate Director Group.............................  $70,000(1)  7,000(2)
 (assuming 7 non-associate directors)

- ----------

(1) Consists of restricted shares of the Company's Common Stock to be issued in respect of 50% of each such director's annual retainer, valued as of the date such retainer is paid.

(2) Consists of options to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value on the date of grant. Each such option will vest in 25% increments commencing on the first anniversary of the date of grant.

FEDERAL INCOME TAX CONSEQUENCES.

  Options. There are no federal income consequences to an optionee or to the Company upon the grant of an option under the Director Plan.

  Eligible Directors, all of whom are subject to Section 16 of the Exchange Act, who receive shares of Common Stock by reason of the exercise of an option under the Director Stock Plan, will not recognize ordinary income at that time unless (i) an election is made by such optionee under Section 83(b) of the Code or (ii) the sale of such shares by such optionee at a profit is no longer subject to Section 16(b) of the Exchange Act. Such optionee will instead recognize ordinary income equal to the fair market value of such shares received (less the exercise price paid for the shares, if any) on the first day that such a sale is no longer subject to Section 16(b) of the Exchange Act, and the Company or an affiliate will be entitled to a deduction of an equal amount for federal income tax purposes at that time, provided that, applicable tax withholding requirements are satisfied. In the alternative, such optionee may elect under
Section 83(b) of the Code, within 30 days of the transfer of such shares to the optionee, to recognize income at the time of exercise equal to the difference between the option price and any higher fair market of the shares of Common Stock, generally on the date of exercise, will be taxed as ordinary income to the optionee and generally will be allowed as a deduction for federal income tax purposes to the Company.

  Any gain or loss realized by an optionee on disposition of the Common Stock acquired upon exercise of any option generally will be taxed as capital gain or loss to such optionee, long-term or short-term depending on the holding period, and will not result in any additional tax consequences to the Company. The optionee's basis in the shares for determining gain or loss on the disposition will generally be the fair market value of such shares determined under either of the procedures set forth above.

REQUIRED VOTE.

  Approval of the Director Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote.

  The Board of Directors recommends a vote FOR approval of the Director Plan.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  During the Company's 1995 fiscal year, Coopers & Lybrand L.L.P. served as the Company's independent public accountants and in that capacity rendered an opinion on the Company's consolidated financial statements as of and for the fiscal year ended February 3, 1996. The Company annually reviews the selection of its independent public accountants; no selection has yet been made for the current fiscal year.

  Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment on such matters.

                             STOCKHOLDER PROPOSALS

  Any proposals of stockholders which are intended to be presented at the next Annual Meeting of Stockholders, but which are not received by the Secretary of the Company at the principal executive offices of the Company on or before December 16, 1996, may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

                           EXPENSES OF SOLICITATION

  The expense of preparing, assembling, printing and mailing the proxy form and the form of material used in solicitation of proxies will be paid by the Company. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, mailgram, facsimile, telegraph, cable and personal interview. The Company has retained Shareholder Communications Corporation, New York, New York, to aid in the solicitation of proxies with respect to shares held by brokerage houses, custodians, fiduciaries and other nominees for a fee of approximately $30,000, plus expenses. The Company does not expect to pay any other compensation for the solicitation of proxies.

                                          By Order of the Board of Directors

                                          /s/Leslie H. Wexner

                                          Leslie H. Wexner
                                          Chairman of the Board

                                                                       EXHIBIT A

                               THE LIMITED, INC.

                1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                               (1996 RESTATEMENT)

                               THE LIMITED, INC.

                1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
                               (1996 RESTATEMENT)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                   ARTICLE 1
                           ESTABLISHMENT AND PURPOSE
 1.1 Establishment and Effective Date.....................................  A-1
 1.2 Purpose..............................................................  A-1
                                   ARTICLE 2
                                     AWARDS
 2.1 Form of Awards.......................................................  A-1
 2.2 Maximum Shares Available.............................................  A-1
 2.3 Return of Prior Awards...............................................  A-2
                                   ARTICLE 3
                                 ADMINISTRATION
 3.1 Committee............................................................  A-2
 3.2 Powers of Committee..................................................  A-2
 3.3 Delegation...........................................................  A-2
 3.4 Interpretations......................................................  A-2
 3.5 Liability; Indemnification...........................................  A-3
                                   ARTICLE 4
     ELIGIBILITY..........................................................  A-3
                                   ARTICLE 5
                                 STOCK OPTIONS
 5.1 Grant of Options.....................................................  A-3
 5.2 Option Price.........................................................  A-3
 5.3 Term of Options......................................................  A-3
 5.4 Exercise of Options..................................................  A-3
 5.5 Cancellation of Stock Appreciation Rights............................  A-4
                                   ARTICLE 6
              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS
 6.1 Ten Percent Stockholder..............................................  A-4
 6.2 Limitation on Grants.................................................  A-4
 6.3 Limitations on Time of Grant.........................................  A-4

                                                                            PAGE
                                                                            ----
                                    ARTICLE 7
                            STOCK APPRECIATION RIGHTS
  7.1 Grants of Stock Appreciation Rights.................................  A-4
  7.2 Limitations on Exercise.............................................  A-5
  7.3 Surrender or Exchange of Tandem Stock Appreciation Rights...........  A-5
  7.4 Exercise of Nontandem Stock Appreciation Rights.....................  A-5
  7.5 Settlement of Stock Appreciation Rights.............................  A-5
  7.6 Cash Settlement.....................................................  A-5
                                    ARTICLE 8
                        NONTRANSFERABILITY OF OPTIONS AND
      STOCK APPRECIATION RIGHTS...........................................  A-5
                                    ARTICLE 9
                            TERMINATION OF EMPLOYMENT
  9.1 Exercise after Termination of Employment............................  A-6
  9.2 Total Disability....................................................  A-6
  9.3 Disability or Cessation of Director's Term..........................  A-6
                                   ARTICLE 10
      DEATH OF ASSOCIATE..................................................  A-6
                                   ARTICLE 11
                                RESTRICTED SHARES
 11.1 Grant of Restricted Shares..........................................  A-6
 11.2 Restrictions........................................................  A-6
 11.3 Restricted Stock Certificates.......................................  A-7
 11.4 Rights of Holders of Restricted Shares..............................  A-7
 11.5 Forfeiture..........................................................  A-7
 11.6 Delivery of Restricted Shares.......................................  A-7
 11.7 Performance-Based Objectives........................................  A-7
                                   ARTICLE 12
                               PERFORMANCE SHARES
 12.1 Award of Performance Shares.........................................  A-8
 12.2 Performance Period..................................................  A-8
 12.3 Right to Payment of Performance Shares..............................  A-8
 12.4 Payment for Performance Shares......................................  A-8
 12.5 Voting and Dividend Rights..........................................  A-8

                                                                            PAGE
                                                                            ----
                                    ARTICLE 13
                                PERFORMANCE UNITS
 13.1  Award of Performance Units.........................................   A-9
 13.2  Right to Payment of Performance Units..............................   A-9
 13.3  Payment for Performance Units......................................   A-9
                                    ARTICLE 14
                               UNRESTRICTED SHARES
 14.1  Award of Unrestricted Shares.......................................   A-9
 14.2  Delivery of Unrestricted Shares....................................   A-9
                                    ARTICLE 15
       TAX OFFSET PAYMENTS................................................  A-10
                                    ARTICLE 16
       ADJUSTMENT UPON CHANGES IN CAPITALIZATION..........................  A-10
                                    ARTICLE 17
       AMENDMENT AND TERMINATION..........................................  A-10
                                    ARTICLE 18
       WRITTEN AGREEMENT..................................................  A-10
                                    ARTICLE 19
                             MISCELLANEOUS PROVISIONS
 19.1  Fair Market Value..................................................  A-11
 19.2  Tax Withholding....................................................  A-11
 19.3  Compliance With Section 16(b) and Section 162(m)...................  A-11
 19.4  Successors.........................................................  A-11
 19.5  General Creditor Status............................................  A-11
 19.6  No Right to Employment.............................................  A-12
 19.7  Other Plans........................................................  A-12
 19.8  Notices............................................................  A-12
 19.9  Severability.......................................................  A-12
 19.10 Governing Law......................................................  A-12
 19.11 Term of Plan.......................................................  A-12

                               THE LIMITED, INC.

      1993 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN (1996 RESTATEMENT)

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

  1.1 Establishment and Effective Date. The Limited, Inc., a Delaware corporation (the "Company"), hereby establishes a stock incentive plan to be known as "The Limited, Inc. 1993 Stock Option and Performance Incentive Plan (1996 Restatement)" (the "Plan"). The Plan shall become effective on May 20, 1996, subject to the approval of the Company's stockholders at the 1996 Annual Meeting. Upon approval by the Board of Directors of the Company (the "Board"), awards may be made as provided herein, subject to subsequent stockholder approval. In the event that such stockholder approval is not obtained, any such awards shall be canceled and all rights of associates with respect to such award shall thereupon cease.

  1.2 Purpose. The Company desires to attract and retain the best available executive and key management associates for itself and its subsidiaries and to encourage the highest level of performance by such associates in order to serve the best interests of the Company and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible associates the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company and its subsidiaries.

                                   ARTICLE 2

                                    AWARDS

  2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonstatutory stock options ("Nonstatutory Stock Options") (unless otherwise indicated, references in the Plan to Options shall include both Incentive Stock Options and Nonstatutory Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 7, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of common stock of the Company ("Common Stock") which are restricted as provided in Article 11 ("Restricted Shares"); (v) units representing shares of Common Stock, as described in
Article 12 ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 13 ("Performance Units"); (vii) shares of unrestricted Common Stock ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 15.

  2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 17,298,225 subject to adjustment pursuant to Article 16. In addition, Tax Offset Payments which may be awarded under the Plan will not exceed the number of shares available for issuance under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or canceled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Shares,

Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units may, at the discretion of the Committee to the extent permissible under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

  2.3 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require associates to return to the Company awards previously granted under this Plan. Subject to the provisions of this Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted to the extent permitted by Rule 16b-3 under the Act.

                                   ARTICLE 3

                                ADMINISTRATION

  3.1 Committee. The Plan shall be administered by a Committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board. Except as permitted by Rule 16b-3(c)(2)(i)(A),(B),(C) and (D) of the Act, no member of the Board may serve on the Committee if such member is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Company or any of its affiliates pursuant to the Plan or any other plan of the Company or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee.

  3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the associates to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

  3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

  3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all associates who have received awards under the Plan and all other interested persons.

  3.5 Liability; Indemnification. No member of the Committee, nor any associate to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

                                   ARTICLE 4

                                  ELIGIBILITY

  Awards shall be limited to executive and key management associates who are regular, full-time associates of the Company and its present and future subsidiaries. In determining the associates to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such associates, their present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. Notwithstanding the foregoing, the Committee may also grant awards to non-associate directors of the Company and its present and future subsidiaries. Unless otherwise specified, references to associates herein shall mean both associates and non-associate directors who have received grants under this Plan. As used in this Plan, the term "subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, or any successor provision hereafter enacted. No associate may be granted in any calendar year awards covering more than 400,000 shares of Common Stock.

                                   ARTICLE 5

                                 STOCK OPTIONS

  5.1 Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

  5.2 Option Price. The option price of each Option to purchase Common Stock shall be determined by the Committee at the time of the grant, but shall not be less than 100 percent of the fair market value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option.

  5.3 Term of Options. The term of each Nonstatutory Stock Option granted under the Plan shall not exceed ten (10) years and one day from the date of grant, subject to earlier termination as provided in Articles 9 and 10. Except as otherwise provided in Section 6.1 with respect to ten (10) percent stockholders of the Company, the term of each Incentive Stock Option shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles 9 and 10.

  5.4 Exercise of Options. An Option may be exercised, in whole or in part, at such time or times as the Committee shall determine. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an associate by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash or by certified check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at fair market value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the associate, shall be delivered to the associate. Notwithstanding the foregoing, an associate may not exercise an Option prior to the approval of the Plan by the stockholders.

  5.5 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be canceled with respect to an equal number of shares of Common Stock.

                                   ARTICLE 6

              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

  6.1 Ten Percent Stockholder. Notwithstanding any other provision of this Plan to the contrary, no associate may receive an Incentive Stock Option under the Plan if such associate, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

  6.2 Limitation on Grants. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an associate during any calendar year (under this Plan or any other plan of the Company or a subsidiary) shall not exceed $100,000.

  6.3 Limitations on Time of Grant. No grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the earlier of the date of adoption of the Plan by the Board or the date the Plan is approved by stockholders.

                                   ARTICLE 7

                           STOCK APPRECIATION RIGHTS

  7.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 7.4 below. The base price of a Nontandem Stock Appreciation Right shall be not less than 100 percent of the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

  7.2 Limitations on Exercise. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine.

  7.3 Surrender or Exchange of Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the associate to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

  7.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of a Nontandem Stock Appreciation Right shall entitle the associate to receive from the Company that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

  7.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall (i) issue, in the name of the associate, stock certificates representing the total number of full shares of Common Stock to which the associate is entitled pursuant to Section 7.3 or 7.4 hereof, and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 7.6, deliver to the associate an amount in cash equal to the fair market value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

  7.6 Cash Settlement. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the fair market value of such shares on the date of exercise.

                                   ARTICLE 8

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

  No Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment transfer, pledge, hypothecation or other disposition of an Option or a Stock Appreciation

Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised by an associate only during his or her lifetime, or following his or her death pursuant to
Article 10.

                                   ARTICLE 9

                           TERMINATION OF EMPLOYMENT

  9.1 Exercise after Termination of Employment. In the event that the employment of an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (for reasons other than death or total disability), such Option or Stock Appreciation Right may be exercised (to the extent that the associate was entitled to do so at the termination of his employment) at any time within three (3) months after such termination of employment.

  9.2 Total Disability. In the event that an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall become totally disabled, such Option or Stock Appreciation Right may be exercised at any time during the first nine (9) months that the associate receives benefits under The Limited, Inc. Long-Term Disability Plan (the "Disability Plan"). For purposes hereof, "total disability" shall have the definition set forth in the Disability Plan, which definition is hereby incorporated by reference.

  9.3 Disability or Cessation of Director's Term. A non-associate director shall be entitled to exercise Options or Stock Appreciation Rights only during his or her term as director and for a period of three (3) months thereafter; provided, however, that a non-associate director shall be entitled to exercise awards for a period of nine (9) months following the total disability of such non-associate director.

                                  ARTICLE 10

                              DEATH OF ASSOCIATE

  If an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by the Company or one of its subsidiaries or within three (3) months after the termination of such employment or cessation of director's term, such Option or Stock Appreciation Right may be exercised to the extent that the associate was entitled to do so at the time of his or her death, by the associate's estate or by the person who acquires the right to exercise such Option or Stock Appreciation Right upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the associate's death, but in no case later than the date on which the Option or Stock Appreciation Right terminates.

                                  ARTICLE 11

                               RESTRICTED SHARES

  11.1 Grant of Restricted Shares. The Committee may from time to time cause the Company to grant Restricted Shares under the Plan to associates, subject to such restrictions, conditions and other terms as the Committee may determine.

  11.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. Except with respect to grants of Restricted Shares intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

  11.3 Restricted Stock Certificates. The Company shall issue, in the name of each associate to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the associate, as soon as reasonably practicable after the grant. The Secretary of the Company shall hold such certificates, properly endorsed for transfer, for the associate's benefit until such time as the Restricted Shares are forfeited to the Company, or the restrictions lapse.

  11.4 Rights of Holders of Restricted Shares. Except as determined by the Committee either at the time Restricted Shares are awarded or any time thereafter prior to the lapse of the restrictions, holders of Restricted Shares shall not have the right to vote such shares or the right to receive any dividends with respect to such shares. All distributions, if any, received by an associate with respect to Restricted Shares as a result of any stock split-up, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 11.

  11.5 Forfeiture. Any Restricted Shares granted to an associate pursuant to the Plan shall be forfeited if the associate terminates employment with the Company or its subsidiaries (or if a non-associate director ceases to be a director of the Company or one of its subsidiaries) prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Secretary of the Company shall either cancel or retain in its treasury the Restricted Shares that are forfeited to the Company. If the associate's employment (or director's term) terminates as a result of his or her death or total disability (as defined in Article 9), Restricted Shares of such associate shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

  11.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the associate or the associate's beneficiary or estate, as the case may be.

  11.7 Performance-Based Objectives. At the time of the grant of Restricted Shares to an associate, and prior to the beginning of the performance period to which performance objectives relate, the Committee may establish performance objectives based on operating income and/or gross margin objectives of the Company or any subsidiary or division thereof. These objectives shall be based on an analysis of historical performance and growth expectations for the relevant business unit, financial results of other comparable businesses both inside and outside the Company, and progress towards achieving the long-range strategic plan for that business unit. These objectives and determination of results shall be based entirely on such financial measures, and the Committee shall have no discretion to modify such results.

                                  ARTICLE 12

                              PERFORMANCE SHARES

  12.1 Award of Performance Shares. For each Performance Period (as defined in
Section 12.2), Performance Shares may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an associate shall be credited to an account (a "Performance Share Account") established and maintained for such associate.

  12.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different associates receiving Performance Shares. Performance Periods may run consecutively or concurrently.

  12.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under this Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the associate to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, full vested Performance Shares to the associate. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of the associate's employment (or director's term) prior to the end of the Performance Period.

  12.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 12.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the associate pursuant to Section 12.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the associate an amount with respect to each vested Performance Share equal to the fair market value of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the fair market value of a share of Common Stock on the payment date less (ii) the fair market value of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

  12.5 Voting and Dividend Rights. Except as the Committee may otherwise provide, no associate shall be entitled to any voting rights, to receive any dividends, or to have his or her Performance Share Account credited or increased as a result of any dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a dividend by the Company on its shares of Common Stock, the Committee, in its discretion, may credit an associate's Performance Share Account with additional Performance Shares having an aggregate fair market value equal to the dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the dividend was declared.

                                  ARTICLE 13

                               PERFORMANCE UNITS

  13.1 Award of Performance Units. For each Performance Period (as defined in
Section 12.2), Performance Units may be granted under the Plan to such associates of the Company and its subsidiaries as the Committee shall determine. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the associate pursuant to Section 13.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an associate shall be credited to an account (a "Performance Unit Account") established and maintained for such associate.

  13.2 Right to Payment of Performance Units. With respect to each award of Performance Units under this Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the associate to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an associate for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the associate. The Committee may also determine, in its sole discretion, that Performance Units awarded to an associate shall become partially or fully vested upon the associate's death, total disability (as defined in Article 9) or retirement, or upon the termination of employment of the associate by the Company.

  13.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 13.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the associate pursuant to Section 13.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Company shall pay to the associate an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine.

                                  ARTICLE 14

                              UNRESTRICTED SHARES

  14.1 Award of Unrestricted Shares. The Committee may cause the Company to grant Unrestricted Shares to associates at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

  14.2 Delivery of Unrestricted Shares. The Company shall issue, in the name of each associate to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the associate, and shall deliver such certificates to the associate as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

                                  ARTICLE 15

                              TAX OFFSET PAYMENTS

  The Committee shall have the authority at the time of any award under this Plan or anytime thereafter to make Tax Offset Payments to assist associates in paying income taxes incurred as a result of their participation in this Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee by all or a portion (as the Committee shall determine) of the taxable income recognized by an associate upon (i) the exercise of a Nonstatutory Stock Option or a Stock Appreciation Right, (ii) the disposition of shares received upon exercise of an Incentive Stock Option,
(iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares, or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Company to assist associates in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 8.

                                  ARTICLE 16

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

  Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options, Stock Appreciation Rights, Restricted Shares or Performance Shares as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, extraordinary cash dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like.

                                  ARTICLE 17

                           AMENDMENT AND TERMINATION

  The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to associates under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 16 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the associate to whom an award shall theretofore have been granted, adversely affect the rights of such associate under such award.

                                  ARTICLE 18

                               WRITTEN AGREEMENT

  Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement, executed by the associate and the Company, and containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                  ARTICLE 19

                           MISCELLANEOUS PROVISIONS

  19.1 Fair Market Value. "Fair market value" for purposes of this Plan shall be the closing price of the Common Stock as reported on the principal exchange on which the shares are listed for the date on which the grant, exercise or other transaction occurs, or if there were no sales on such date, the most recent prior date on which there were sales.

  19.2 Tax Withholding. The Company shall have the right to require associates or their beneficiaries or legal representatives to remit to the Company an amount sufficiently to satisfy federal, state and local withholding tax requirements, or to deduct from all payments under this Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an associate in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an associate to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the associate or (ii) having the Company withhold from shares otherwise deliverable to the associate. Shares surrendered or withheld shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the associate at the time of such award.

  19.3 Compliance With Section 16(b) and Section 162(m). In the case of associates who are or may be subject to Section 16 of the Act, it is the intent of the corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to associates who are or may be subject to Section 16 of the Act. If any award hereunder is intended to qualify as performance-based for purposes of Section 162(m) of the Code, the Committee shall not exercise any discretion to increase the payment under such award except to the extent permitted by Section 162(m) and the regulations thereunder.

  19.4 Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

  19.5 General Creditor Status. Associates shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any associate or beneficiary or legal representative of such associate. To the extent that any person acquires a right to receive payments from the Company under the

Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

  19.6 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 18, nor the grant of any award, shall confer upon any associate any right to continue in the employ of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Company or a subsidiary to modify the terms of or terminate such associate's employment at any time.

  19.7 Other Plans. Effective upon the adoption of the Plan by the stockholders, no further awards shall be made under The Limited, Inc. 1987 Stock Option Plan (as amended as of April 20, 1992) (the "1987 Plan"). Thereafter, all awards made under the 1987 Plan prior to adoption of this Plan by the stockholders shall continue in accordance with the terms of the 1987 Plan.

  19.8 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the associate at the associate's address set forth in the books and records of the Company or its subsidiaries, or (b) to the Company or the Committee at the principal office of the Company.

  19.9 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  19.10 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

  19.11 Term of Plan. Unless earlier terminated pursuant to Article 17 hereof, the Plan shall terminate on the tenth (10th) anniversary of the date of adoption of the Plan by the stockholders.

                                                                      EXHIBIT B

                               THE LIMITED, INC.

                  1996 STOCK PLAN FOR NON-ASSOCIATE DIRECTORS

1. PURPOSE

  The purpose of The Limited, Inc. 1996 Stock Plan for Non-Associate Directors (the "Plan") is to promote the interests of The Limited, Inc. (the "Company") and its stockholders by increasing the proprietary interest of non-associate directors in the growth and performance of the Company by granting such directors options to purchase shares of common stock (the "Shares") of the Company and by awarding Shares to such directors in respect of a portion of the Retainer (as defined in Section 6(b)) payable to such directors.

2. ADMINISTRATION

  The Plan shall be administered by the Company's Board of Directors (the "Board"). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive options, the number of Shares subject to any such options, the purchase price thereunder or the timing of grants of options under the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3. ELIGIBILITY

  The class of individuals eligible to receive grants of options and awards of Shares in respect of the Retainer under the Plan shall be directors of the Company who are not associates of the Company or its affiliates ("Eligible Directors"). Any holder of an option or Shares granted hereunder shall hereinafter be referred to as a "Participant".

4. SHARES SUBJECT TO THE PLAN

  Subject to adjustment as provided in Section 7, an aggregate of 100,000 Shares shall be available for issuance under the Plan. The Shares deliverable upon the exercise of options or in respect of the Retainer may be made available from authorized but unissued Shares or treasury Shares. If any option granted under the Plan shall terminate for any reason without having been exercised, the Shares subject to, but not delivered under, such option shall be available for issuance under the Plan.

5. GRANT, TERMS AND CONDITIONS OF OPTIONS

  (a) Subject to the approval by the Company's shareholders of this Plan, each Eligible Director on the date of such approval will be granted on such date an option to purchase 1,000 Shares.

  (b) Each Eligible Director on the first business day of a fiscal year of the Company beginning thereafter, will be granted on such a day an option to purchase 1,000 Shares.

  (c) The options granted will be nonstatutory stock options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and shall have the following terms and conditions:

    (i) PRICE. The purchase price per Share deliverable upon the exercise of each option shall be 100% of the Fair Market Value per Share on the date the option is granted. For purposes of the Plan, Fair Market Value shall be the closing price of the Shares as reported on the principal exchange on which the shares are listed for the date in question, or if there were no sales on such date, the most recent prior date on which there were sales.

    (ii) PAYMENT. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in cash.

    (iii) EXERCISABILITY AND TERM OF OPTIONS. Options shall become exercisable in four equal annual installments commencing on the first anniversary of the date of grant, provided the holder of such Option is an Eligible Director on such anniversary, and shall be exercisable until the earlier of ten years from the date of grant and the expiration of the one year period provided in paragraph (iv) below.

    (iv) TERMINATION OF SERVICE AS ELIGIBLE DIRECTOR. Upon termination of a Participant's service as a director of the Company for any reason, all outstanding options held by such Eligible Director, to the extent then exercisable, shall be exercisable in whole or in part for a period of one year from the date upon which the Participant ceases to be a Director, provided that in no event shall the options be exercisable beyond the period provided for in paragraph (iii) above.

    (v) NONTRANSFERABILITY OF OPTIONS. No option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of the Participant to whom an option is granted it may be exercised only by the Participant or by the Participant's guardian or legal representative. Notwithstanding the foregoing, options may be transferred pursuant to a qualified domestic relations order.

    (vi) OPTION AGREEMENT. Each option granted hereunder shall be evidenced by an agreement with the Company which shall contain the terms and provisions set forth herein and shall otherwise be consistent with the provisions of the Plan.

6. GRANT OF SHARES

  (a) From and after the approval of the Plan by the Company's shareholders, 50% of the Retainer of each Eligible Director shall be paid in a number of Shares equal to the quotient of (i) 50% of the Retainer divided by (ii) the Fair Market Value on the Retainer Payment Date. Cash shall be paid to an Eligible Director in lieu of a fractional Share.

  (b) For purposes of this Plan "Retainer" shall mean the annual retainer payable to an Eligible Director (as defined in Section 3) for any fiscal quarter of the Company, the amount of which Retainer may not be changed for purposes of this Plan more often than once every six months and "Retainer Payment Date" shall mean the last business day of the Company's fiscal quarter.

7. ADJUSTMENT OF AND CHANGES IN SHARES

  In the event of a stock split, stock dividend, extraordinary cash dividend, subdivision or combination of the Shares or other change in corporate structure affecting the Shares, the number of Shares authorized by the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares subject to any outstanding option shall be increased or decreased proportionately, as the case may be, with appropriate corresponding adjustment in the purchase price per Share thereunder.

8. NO RIGHTS OF SHAREHOLDERS

  Neither a Participant nor a Participant's legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any option, in whole or in part, unless and until certificates for such Shares shall have been issued.

9. PLAN AMENDMENTS

  The Plan may be amended by the Board as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of shareholders of the Company: (i) increase the number of Shares which may be purchased pursuant to options hereunder, either individually or in the aggregate, except as permitted by Section 7, (ii) change the requirement of Section 5(b) that option grants be priced at Fair Market Value, except as permitted by Section 7, (iii) modify in any respect the class of individuals who constitute Eligible Directors or (iv) materially increase the benefits accruing to Participants hereunder. The provisions of Sections 3, 5 and/or 6 may not be amended more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under either such statute.

10. LISTING AND REGISTRATION

  Each Share shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Shares, no such Share may be disposed of unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

11. EFFECTIVE DATE AND DURATION OF PLAN

  The Plan shall become effective on the date the Company's shareholders approve the Plan. The Plan shall terminate the day following the tenth Annual Shareholders Meeting at which Directors are elected succeeding such approval, unless the Plan is extended or terminated at an earlier date by Shareholders or is terminated by exhaustion of the Shares available for issuance hereunder.

                                   P R O X Y


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                              FOLD AND DETACH HERE
                               THE LIMITED, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 1996

The undersigned hereby appoints Leslie H. Wexner, Kenneth B. Gilman and Michael
A. Weiss, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Common Stock of The Limited, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 20, 1996 at 9:00 a.m., Eastern Daylight Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

Election of Directors, Nominees:

Leonard A. Schlesinger, Donald B. Shackelford, Martin Trust, Raymond Zimmerman

SAID PROXIES ARE DIRECTED TO VOTE AS MARKED ON THE REVERSE SIDE AND IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
                                (Continued and to be signed on the reverse side)

X  PLEASE MARK YOUR
   VOTES AS IN THIS
   EXAMPLE.


| 9788
|----


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES AND "FOR" APPROVAL OF THE PLANS REFERRED TO BELOW. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD.

                                   FOR    WITHHELD
                                   [_]       [_]
1. Election of
Directors (see reverse)

For, except vote withheld from following nominee(s):


- -----------------------------------------------------

2. Approval of the 1996 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan

                              FOR   AGAINST ABSTAIN
                              [_]     [_]     [_]

3. Approval of The Limited, Inc. 1996 Stock Plan for Non-Associate Directors

                              FOR   AGAINST ABSTAIN
                              [_]     [_]     [_]



THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT DATED APRIL 15, 1996.

IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. IF STOCK IS HELD JOINTLY, SIGNATURE SHOULD INCLUDE BOTH NAMES. EXECU-TORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTA-TIVE CAPACITY SHOULD INDICATE FULL TITLES.

SIGNATURE(S) ____________ DATE _______________________________________________


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             FOLD AND DETACH HERE

LOGO
                                     PROXY

                               THE LIMITED, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 1996

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NAMED NOMINEES AND "FOR" APPROVAL OF THE PLANS REFERRED TO BELOW. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD.

Election of Directors, Nominees:

Leonard A. Schlesinger, Donald B. Shackelford, Martin Trust, Raymond Zimmerman

1. Election of Directors
                           FOR       WITHHELD
                           [_]        [_]

For, except vote withheld from following nominee(s):
- -------------------------------------------------------------------------------

2. Approval of the 1996 Restatement of The Limited, Inc. 1993 Stock Option and Performance Incentive Plan

                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]

3. Approval of The Limited, Inc. 1996 Stock Plan for Non-Associate Directors

                   FOR       AGAINST        ABSTAIN
                    [_]           [_]            [_]
                (Continued and to be signed on the reverse side)

LOGO
  The undersigned hereby appoints Leslie H. Wexner, Kenneth B. Gilman and Michael A. Weiss, and each of them, proxies, with full power of substitution, to vote for the undersigned all shares of Common Stock of The Limited, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 20, 1996 at 9:00 a.m., Eastern Daylight Time, and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournments thereof.

  The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 15, 1996.

                                       SIGNATURE(S) ________________  DATE

                                       IMPORTANT: PLEASE DATE THIS PROXY AND
                                       SIGN EXACTLY AS YOUR NAME OR NAMES
                                       APPEAR HEREON. IF STOCK IS HELD
                                       JOINTLY, SIGNATURE SHOULD INCLUDE BOTH
                                       NAMES. EXECUTORS, ADMINISTRATORS,
                                       TRUSTEES, GUARDIANS AND OTHERS SIGNING
                                       IN A REPRESENTATIVE CAPACITY SHOULD
                                       INDICATE FULL TITLES.